UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K

                            Current Report

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)   February 28, 1997
                                                  -------------------


                      GREAT AMERICAN BANCORP, INC.
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        (Exact name of registrant as specified in its charter)


        Delaware                  000-25808           52-1923366
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(State or other jurisdiction 	   (Commission      (I.R.S. Employer
of incorporation)            File Number)  Identification Number)


1311 S. Neil St., P.O. Box 1010, Champaign, IL          61824-1010
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(Address of principal executive offices)                (Zip Code)

                           (217) 356-2265
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         (Registrant's telephone number, including area code)

Item 5.  Other Events.

	The Registrant incorporates by reference the press releases dated February 28, 1997 and March 11, 1997 attached as Exhibits 20.1 and
20.2, relating to the Registrant's completion of a stock repurchase program and the appointment by the Company's subsidiary First Federal Savings Bank of three new directors.


Item 7.  Financial Statements and Exhibits.

	The Registrant incorporates by reference the press releases dated February 28, 1997 and March 11, 1997 attached as Exhibits 20.1 and
20.2, relating to the Registrant's completion of a stock repurchase program and the appointment by the Company's subsidiary First Federal Savings Bank of three new directors.

                           SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Great American Bancorp, Inc.
                                     ----------------------------
                                              (Registrant)

Date      March 12, 1997             /s/ Jane F. Adams
    ---------------------------      ----------------------------
                                     Jane F. Adams
                                     Chief Financial Officer

                            EXHIBIT INDEX
                        ---------------------

Exhibit
  No.                      Description               Method of Filing
----------------------------------------------------------------------
  20.1                     News Release               Filed herewith
                           Dated 2/28/97

  20.2                     News Release               Filed herewith
                           Dated 3/11/97

Exhibit 20.1

                         NEWS RELEASE

FOR IMMEDIATE RELEASE
February 28, 1997

Contact:	Ms. Jane F. Adams
Chief Financial Officer and Investor Relations
(217) 356-2265

GREAT AMERICAN BANCORP, INC.
COMPLETES COMMON STOCK REPURCHASE PROGRAM

Champaign, Illinois, February 28, 1997 - Great American Bancorp, Inc. (NASDAQ/GTPS). Great American Bancorp, Inc., the holding company for First Federal Savings Bank of Champaign-Urbana, Champaign, Illinois, stated that it has completed its repurchase of 5% of its outstanding common stock, or 92,630 shares.

George R. Rouse, President and Chief Executive Officer of Great American Bancorp, Inc., said that the Company has completed the stock repurchase program previously approved by the Company's Board of Directors to repurchase up to five percent of the Company's 1,852,606 outstanding shares.

Great American Bancorp, Inc. completed its offering of common stock in connection with the conversion of First Federal Savings Bank of Champaign-Urbana from a federally chartered mutual savings bank to a federally chartered stock savings bank on June 30, 1995. Great American Bancorp, Inc. sold 2,052,750 shares at $10.00 per share, yielding net proceeds of $19.4 million for the Company. The Company completed an initial repurchase of 5% of its outstanding stock, or 102,638 shares, in July, 1996 and a second repurchase of 5%, or 97,506 shares in October, 1996. On February 27, 1997 the stock closed at $16 1/8 per share, up 61% from its initial public offering price.

First Federal Savings Bank of Champaign-Urbana is head quartered in Champaign, Illinois, and operates through its administrative/branch office in Champaign and through two other full service branches located in Champaign and Urbana. The Bank's deposits are insured by the Federal Deposit Insurance Corporation.

Great American Bancorp, Inc. stock is traded on the NASDAQ National Market System under the symbol "GTPS."

                                  ###
                            GTPS-pr-97-04

Exhibit 20.2

                         NEWS RELEASE

FOR IMMEDIATE RELEASE
March 11, 1997

Contact:	Ms. Jane F. Adams
Chief Financial Officer and Investor Relations
(217) 356-2265

GREAT AMERICAN BANCORP, INC.
NEW DIRECTORS NAMED TO FIRST FEDERAL BOARD

Champaign, Illinois, March 11, 1997 - Great American Bancorp, Inc. (NASDAQ/GTPS). Great American Bancorp, Inc., the holding company for First Federal Savings Bank of Champaign-Urbana, Champaign, Illinois, has announced that three new directors have been appointed to the Bank's Board of Directors. The new directors are: Mr. Ron Guenther, Director of Athletics at the University of Illinois at Urbana-Champaign, Mr. Mike Martin, General Manager in charge of residential development at the Atkins Group, a real estate investment company located in Champaign, and Mr. Jack Troxell, Jr., Owner and President of Piccadilly Beverage Shops in Champaign.

The Company and the Bank would like to acknowledge the contributions of retiring members from the Bank's Board of Directors: Mr. Clint Atkins, Mr. Gene Rose, and Mr. Gene Vance. Mr. Atkins will remain as a Director of the Company.

First Federal Savings Bank of Champaign-Urbana is head quartered in Champaign, Illinois, and operates through its administrative/branch office in Champaign and through two other full service branches located in Champaign and Urbana. The Bank's deposits are insured by the Federal Deposit Insurance Corporation.

Great American Bancorp, Inc. stock is traded on the NASDAQ National Market System under the symbol "GTPS."

                          ###
                     GTPS-pr-97-05